UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

MARCH 18, 2008

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

                                Summer Infant, Inc. (the “Company”) announced today that, effective March 28, 2008, the Company’s Units will be separated into its component securities.  The Units are comprised of one share of Common Stock and two Warrants.  As a result, beginning on that date, the Units will cease trading and Unit holders’ accounts, in lieu of the Units, will reflect ownership of the Common Stock (Nasdaq: SUMR) and Warrants (Nasdaq: SUMRW), which will continue to be listed as before on the Nasdaq Capital Market.

Item 9.01.              Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit
Number

99.1	Press release from Summer Infant, Inc., dated March 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: March 18, 2008	By:	/s/Joseph Driscoll
Joseph Driscoll
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release from Summer Infant, Inc., dated March 18, 2008